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135265-1
LAND TITLE ACT
FORM C
(Section 219.81)
Province of British Columbia

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GENERAL INSTRUMENT -                         PART 1 (This area for Land Title Office use)          Page 1 of 8             Pages
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1 . APPLICATION: (Name, address, phone number and signature of applicant, applicant's solicitor or agent)
Marlene Tolman, Legal Secretary, Gordon & Company, Barristers and Solicitors, Box 800, 202 -
8309 Main Street, Osoyoos, B.C. VOH 1 VO 495-6508, Client Number 10534
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2.        PARCEL IDENTIFIERS) AND LEGAL DESCRIPTIONS) OF LAND:
                   (PI D)                               (LEGAL DESCRIPTION)
012-412-660                                       Lot 1, DL 4589, Kootenay District, Plan 18084

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3.        NATURE OF INTEREST:
          DESCRIPTION                 DOCUMENT REFERENCE PERSON ENTITLED TO INTEREST
                                      (page and paragraph)
Right to Purchase

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4.        TERMS: Part 2 of this instrument consists of (select one only)
          (a) Filed Standard Charge Terms                         D.F. No.
          (b) Express Charge Terms                       X        X Annexed as Part 2
          (c) Release                                             There is no Part 2 of this instrument
A selection of (a) includes any additional or modified terms referred to in item 7 or in a schedule annexed to this instrument.
If (c) is selected, the charge described in Item 3 is released or discharged as a charge on the land described in item 2.

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5.        TRANSFEROR(S):*
514592 B.C. LTD. (Inc. No. 514592)

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6.        TRANSFEREE(S): (Including occupation (s), postal addresses) and postal code (s))
R.P.M.J. CORPORATE COMMUNICATIONS LIMITED (Inc. No. 525560), a body corporate, of R.R.2,
Site 33, Comp. 9, Osoyoos, British Columbia, VOH 1 VO.

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7.        ADDITIONAL OR MODIFIED TERMS:*
N/A
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8.        EXECUTION(S): * *This instrument creates, assigns, modifies, enlarges, discharges or governs the priority of the interest(s) described in Item 3 and the Transferor(s) and every other signatory agree to be bound by this instrument, and acknowledge(s) receipt of a true copy of the filed standard charge terms, if any.
                                                         EXECUTION DATE
          OFFICER SIGNATURE(S) -                             Y   M    D                PARTY(IES) SIGNATURES)

                                                                                   514592 B.C. LTD. by its authorized signatory:


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OFFICER CERTIFICATION:
Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence
Act, R.S.B.C. 1979, c. 116, to take affidavits for use in British Columbia and certifies the matters set out in Part 5 of the Land
Title Act as they pertain to the execution of this instrument.
*         If space insufficient, enter "SEE SCHEDULE" and attach schedule in Form E.
**        If space insufficient, continue executions on additional page(s) in Form D
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LAND TITLE ACT
FORM D
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EXECUTIONS CONTINUED                                                      Page 2


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Officer                                             Execution Date                 Party(ies)
Signature(s)                                            Y  M  D                    Signature(s)

                                                                          R.P.M.J. CORPORATE COMMUNICATIONS LIMITED by its
                                                                          authorized signatory:






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OFFICER CERTIFICATION:
Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act, R.S.B.C. 1979, c. 116, to take affidavits for use in British Columbia and certifies the matters set out in
Part 5 of the Land Title Act as they pertain to the execution of this instrument.


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                                                                          Page 3

                                     PART 2

THIS AGREEMENT made the                            day of May, 2000.

BETWEEN:

                   514592 B.C. LTD. (Inc. No. 514592),
                   a body corporate, 1033 - 3rd Avenue,
                   Prince George, British Columbia,
                   V2L 3E3.

                    (hereinafter called the "Vendor")

                                                               OF THE FIRST PART

AND:

                   R.P.M.J. CORPORATE COMMUNICATIONS LIMITED (Inc. No. 525560), a body corporate, R.R.2, Site 33, Comp. 9, Osoyoos, British Columbia, VOH 1V0.

                    (hereinafter called the "Purchaser")

                                                              OF THE SECOND PART

WITNESS that the Vendor agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Vendor the lands and premises described in Item 2 of the Form C annexed hereto-(the said "Lands") for the sum of one Million ($1,000,000.00) Dollars of lawful money of Canada (the "purchase monies") payable by the sum of Two Hundred Thousand ($200,000.06) Dollars on the execution hereof (the receipt of which the Vendor hereby acknowledges) and the balance as follows:

     A portion of the balance owing in the amount of $145,000.00 together with interest thereon at the rate of 6.0% per annum, calculated monthly, not in advance, from the 15th day of May, 2000 shall become due and payable on July 15, 2000.

     The remaining balance owing in the amount of $655,000.00 together with interest thereon at the rate of 1.0% above the Prime


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                                                                          Page 4

Interest Rate of Royal Bank of Canada, Prince George, British Columbia, in effect from time to time, calculated monthly, not in advance, from the 15th day of May, 2000 on the balance remaining from time to time unpaid, shall be paid in monthly instalments of $6,800.00 including interest on the 5th day of each month commencing on the 5th day of June, 2000 with the balance outstanding to become due and payable on May 15, 2002.

     In the event that it may be necessary at any time for the Vendor to prove the Prime Interest Rate of Royal Bank of Canada, Prince George, British Columbia applicable as at any time or times a certificate in writing of the manager for the time being of the branch or unit of Royal Bank at 550 Victoria Street, Prince George, British Columbia setting forth the Prime Interest Rate of Royal Bank of Canada as at any time or times shall be conclusive evidence as to the Prime Interest Rate of Royal Bank of Canada as set forth in the certificate.

Purchaser's Covenants and Agreements

The Purchaser covenants and agrees with the Vendor that:

1. it will duly pay or cause to be paid to the Vendor the purchase monies as provided above with interest;

2. it will duly pay all taxes, rates, levies, assessments and other impositions, whatsoever rated, charged, assessed or imposed on the said Lands including all those relating to machinery, equipment or chattels at any time of the said Lands;

3. it will insure and keep insured against the risk of fire all buildings on, or comprised in the said Lands for their full insurable value with loss payable to the Vendor; it will, on demand, assign, transfer and deliver over to the Vendor all such policies; the Vendor shall not be bound to insure the said Lands or pay any insurance premiums nor shall the Vendor be liable or responsible for any loss arising out of any defect in any policy or failure of any insurer to pay for any loss;

4. it will not commit voluntary or permissive waste on the said lands;

5. it will pay to the Vendor upon request all costs, charges and expenses of and incidental to any and all proceedings taken by the Vendor to enforce this Agreement and any remedies hereunder for


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                                                                          Page 5

breach by the Purchaser of any of its obligations under this Agreement. All such costs, charges and expenses shall be determined and paid to the Vendor on a solicitor-client basis;

6. if the Purchaser defaults in payment of any insurance premiums, amounts due under liens or encumbrances against the said lands, or any monies required to be paid under this Agreement by the Purchaser, then the Vendor may pay any of the same and every such payment shall bear interest at the said rate, shall constitute a charge on the said Lands and shall be paid to the Vendor on demand with accrued interest.

Vendors Covenants and Agreements

The Vendor covenants and agrees with the Purchaser:

1. that upon performance by the Purchaser of each and every covenant, condition and agreement herein on the part of the Purchaser to be observed or performed, the Vendor will convey or cause to be conveyed by good and sufficient transfer the said Lands free from charges and encumbrances except for the charges set out on the schedule of lands attached hereto, local improvements, assessments, taxes, sewer and water rates from and after the date thereof, the conditions and reservations in the Crown Grant thereof and the charges, if any, granted or permitted by the Purchaser;

2. that it will permit the Purchaser to occupy and enjoy the said Lands until default, if any, made of any covenants, conditions or agreements herein on the part of the Purchaser to be observed or performed or in payment of the purchase monies of any interest thereon;

3. The Vendor covenants and agrees to pay or cause to be paid as they become due all payments whether for principal, interest, taxes or otherwise under or by virtue of the prior financial charges including mortgages and statutory charges and will otherwise observe, perform and comply with the covenants, provisos and agreements therein contained; and the Vendor covenants with the Purchaser to save it harmless and indemnify it from and against the payment of monies secured by the said prior financial charges; and the parties hereto agree that if the Vendor should default in the payment of monies secured by the said prior financial charges or in the performance of any of the covenants under the said prior financial charges, the Purchaser may at its option make any payment or cure any default under the prior financial charges and any


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amount or amounts so paid together with all costs, charges, expenses and outlays of the Purchaser thereby incurred shall be credited (on the date of payment of the cost, charge, expense or outlay) in reduction of the principal balance hereby secured.

Mutual Covenants and Agreements

The parties mutually covenant and agree as follows:

1. if the Purchaser sells or agrees to sell or otherwise dispose of the said Lands or any part thereof the whole of the principal sum then remaining unpaid shall, at the option of the Vendor, notwithstanding any other provisions in the Agreement for Sale contained, forthwith become due and payable;

2. the cost of preparing the said Freehold Transfer and of conveying the said Lands to the Purchaser shall be paid by the Purchaser;

3. time shall be of the essence of this Agreement. In the event of default of due payment of the purchase monies or interest or any other default hereunder, on the part of the Purchaser, the Vendor at his option and in addition to his other remedies, may give to the Purchaser thirty (30) days' written notice of such default. If the default shall not have been remedied within thirty (30) days of receipt of such notice by the Purchaser, then this Agreement shall thereupon be null and void and of no effect. The Vendor shall thereupon have the right to re-enter and take possession of the said Lands and the monies paid to the Vendor under this Agreement on account of the purchase price of the said Lands shall be retained by the Vendor as liquidated and ascertained damages. Further in the event of such default, the Vendor shall have the right to sell and convey the said Lands to any Purchaser thereof upon expiration of the said thirty (30) days notice;

4. if default is made in payment of the purchase monies or interest thereon or performance of any covenant, agreement or condition on the part of the Purchaser to be performed and such default shall continue for a period of thirty (30) days after notice thereof by the vendor to the Purchaser, then the whole of the purchase monies, interest and all other monies unpaid hereunder shall forthwith, at the option of the Vendor, become due and payable;

5. the Vendor shall have the right at all times without the


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consent of the Purchaser to assign or transfer all his right, title and interest in this Agreement and the said Lands to any person; In the event of such transfer or assignment, the Vendor shall forthwith give notice in writing to the Purchaser of the name of the assignee or transferee and the full address at which subsequent payments hereunder shall be made by the Purchaser;

6. unless the Purchaser is in default hereunder, or this Agreement is rendered null and void, the Purchaser, at any time during the currency of this Agreement may pay all or any part of the purchase monies owing without notice;

7. no covenant or agreement herein shall be merged in a judgment taken thereon and notwithstanding any such judgment, interest shall. be payable at the said rate;

8. in the event this Agreement is registered and the Purchaser is in default hereunder, then it is expressly agreed that the Vendor shall be at liberty to cancel, remove and determine such registration on producing to the appropriate Registrar of Land Titles a satisfactory declaration that such default has occurred and is then continuing. The Purchaser hereby irrevocably appoints the Vendor his true and lawful attorney for and in the name of the Purchaser to cancel, remove and determine such registration in the event of such default;

9. any demand or notice which may be required for the purposes of this Agreement shall be deemed to have been well and sufficiently given and received if delivered to the Purchaser or if mailed at any post office under prepaid registered cover addressed as follows:

To the Vendor:

          514592 B.C. LTD., 1033 - 3rd Avenue, Prince George, British Columbia V2L 3E3

To the Purchaser:

          R.P.M.J. CORPORATE COMMUNICATIONS LIMITED, R.R.2, Site 33, Comp. 9, Osoyoos, British Columbia, VOH 1V0

or at such other address as the Purchaser shall specify in writing to the Vendor;


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10. where a party includes more than one person, the obligations herein of the party shall be construed and deemed to be joint as well as several;

11. that all grants, covenants, provisos, agreements, rights, powers, privileges and liabilities contained in this Agreement shall be read and held as made by and with, granted to and imposed upon the parties hereto, and their respective heirs, executors, administrators, successors and assigns; wherever the singular or the masculine is used, it shall be construed as meaning the plural or feminine or the body politic or corporate where the context or the parties hereto so require.

12. IT IS UNDERSTOOD AND AGREED that the Purchaser may make the payments due to the Vendor under this Agreement for Sale by depositing the amount of such payment to the Vendor's mortgage account at Royal Bank of Canada, 550 Victoria Street, Prince George, British Columbia, to be applied to Mortgage KK024244.

     IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

                                 END OF DOCUMENT